Exhibit 99.1

PINNACLE WEST
CAPITAL CORPORATION

Deutsche Bank Securities, Inc.
2002 Electric Power Conference

Michael V. Palmeri

June 13, 2002

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations and the company assumes no obligation to update these statements. Because actual results may differ materially from expectations, the company readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by the company. These factors include the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona and APS' October 2001 ACC filing; the outcome of regulatory and legislative proceedings relating to the restructuring; state and federal regulatory and legislative decisions and actions, including the price mitigation plan adopted by the FERC in June 2001; regional economic and market conditions, including the California energy situation and completion of generation construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital; weather variations affecting local and regional customer energy usage; conservation programs; power plant performance; the successful completion of the company's generation expansion program; regulatory issues associated with generation expansion, such as permitting and licensing; the company's ability to compete successfully outside traditional regulated markets (including the wholesale market); technological developments in the electric industry; and the strength of the real estate market in SunCor's market areas, which include Arizona, New Mexico and Utah.

Managing and Succeeding ...
in Today's Changing Industry

Discussion Topics

- Business overview
- Major forces impacting our industry
  - Regulatory
  - Marketplace and illiquidity
  - Headline risks - credibility
- Financial performance

Pinnacle West

Generates, sells and delivers electricity and energy related products and services to retail and wholesale customers in the western United States

Twelve Months Ended March 31, 2002	
Assets	$8.2 billion
Revenues	$4.2 billion
Retail customers	900,402
Peak load	5,687 MW
Generation capacity*	5,235 MW

* Reflects 2002 generation additions

Pinnacle West's Sustainable Business Model

- Deliver superior combined earnings and dividend growth
- Provide retail electricity customers reliable energy at stable prices
- Capture retail electric growth opportunities and capitalize on opportunities in Western markets
- Build our generation portfolio consistent with our native load, cash flow and market conditions
- Maintain discipline to focus on our long-term goals while remaining agile

Pinnacle West
Competitive Strengths

- Consistent strategic direction
- Integrated platform
- Disciplined generation growth plan
- High growth western markets
- Solid core customer growth
- Strong financial performance

Superior Retail Customer Growth


Percent
5
4
3
2
1
0
APS
Industry Average
1997
1998
1999
2000
2001
2002
2003
2004
Estimates

Regulatory Update

APS Regulatory Plan

- APS filed request with Arizona Corporation Commission in October 2001
  - Variance from competitive bidding requirements
  - Approval of purchase power agreement
- Generation assets to be transferred to Pinnacle West Energy by end of 2002

Arizona Corporation Commission

- Generic docket on electric competition rules opened February 2002
- Staff report - areas for consideration
  - Market power and monitoring
  - Competitive bid process
  - Asset transfer
  - Transmission
  - Adjustor mechanisms
  - Shopping credits

Arizona Corporation Commission

- APS hearing stayed pending generic proceedings
- Generic proceedings
  - "Track A" issues - asset transfer, market and affiliate issues
  - "Track B" issues - competitive bidding
- Generic procedural schedule
  - "Track A" issues
    - Hearing to begin June 17th
    - Target decision in August
  - "Track B" issues

FERC Activity

- California/ Northwest Market Issues
- Nevada Contract Issues
- Gas Pipeline Contracts
- Market Manipulation Investigation
- ENRON "Smoking Gun"

Focus & Agility
in Changing Energy Marketplace

Major Trading Hubs in the West


Mid Columbia
COB
Borah/Brady
Mead
Palo Verde
Four Corners
PNW Generation

Southwest Electricity Supply and Demand



MWs
75,000
60,000
45,000
30,000
2002
2003
2004
2005
2006
Existing Generation
New Generation
Peak Load with Reserves

Pinnacle West
Measured Generation Growth Plan

Commercial Operation	New Facilities	MWs
2001	West Phoenix 4	120
2002	Redhawk 1 and 2	1,060
2002	Saguaro CT 3	80
2003	West Phoenix 5	530
2004	Silverhawk	570
2006/2007	Redhawk 3 and 4	1,060

Pinnacle West
Power Marketing and Trading Objectives

- Provide sufficient capacity, energy and ancillary services to meet native load obligations
- Procure fuel for generation plants to maximize value
- Manage commodity price risk to ensure financial performance of the enterprise
- Contribute profitability within disciplined risk parameters

Continuing Challenges

- Market Liquidity
- Regulatory Developments
- Development of RTOs
- Accounting Issues

Superior Financial Track Record

Pinnacle West vs. Electric Industry Combined EPS & Dividend Growth


1997-2001
Compound Annual
Growth Rate
40%
30%
20%
10%
0%
-10%
-20%
-30%
Pinnacle West

Excludes companies that eliminated their dividends during the period

Pinnacle West Earnings Drivers 2002 - 2003

- Strong retail customer growth
- Reversal of 2001 reliability O&M costs
- Reduced purchased power costs for outages
- Regulatory asset amortization
- Retail price reductions
- Economic conditions, weather, and regulatory & legislative developments
- Power marketing and trading results

Pinnacle West
Power Marketing and Trading Results

Gross Margin


$317M
$250M
$126M
$29M
$18M
90%
58%
70%
'98
'99
'00
'01
TME
3/31/02

Net change in mark-to-market
Realized gain

*Estimated Realized MTM Gains**


$62M
$24M
$26M
$27M
'02
'03
'04
'05 &
thereafter

* Based on accumulated mark-to-market gains as of 3/31/02

Limited capital devoted to Power Marketing and Trading business

< 3.5% of Total Assets

Gross Margin Analysis Tools

Total Realized Margin

Prior-period mark-to-market

Future period mark-to-market

Total Gross Margin

Margin by Commodity

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2002 and 2001

Line		3 Mo. Ended March 31 2002	3 Mo. Ended March 31 2001	3 Mo. Ended March 31 Incr (Decr)	12 Mo. Ended March 31 2002	12 Mo. Ended March 31 2001	12 Mo. Ended March 31 Incr (Decr)
	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)						
	Realized and Mark-To-Market Components						
	Current Period Effects						
	Realized margin on delivered commodities						
	Electricity						
48	Generation sales other than native load	$ 2	$ 48	$ (46)	$ 34	$ 100	$ (66)
49	Other electricity marketing and trading (a)	33	4	29	146	70	76
50	Total electricity	35	52	(17)	180	170	10
51	Other commodities (a)	4	(5)	9	(5)	(9)	4
52	Total realized margin	39	47	(8)	175	161	14
	[illegible] delivered during current period						
53	Electricity (a)	(16)	1	(17)	(48)	(13)	(35)
54	Other commodities (a)	(6)	12	(18)	10	(1)	11
55	Charge related to trading activities with Enron	-	-	-	(8)	-	(8)
56	Subtotal	(22)	13	(35)	(46)	(14)	(32)
57	Total current period effects (b)	17	60	(43)	129	147	(18)
	Change in mark-to-market gains (losses) for future period deliveries (b)						
58	Electricity	25	45	(20)	145	63	82
59	Other commodities	(2)	2	(4)	(24)	16	(40)
60	Subtotal	23	47	(24)	121	79	42
61	Total gross margin	$ 40	$ 107	$ (67)	$ 250	$ [illegible]	$ 24
	By Commodity Sold or Traded						
62	Electricity	$ 45	$ 98	$ (53)	$ 274	$ 219	$ 55
63	Natural gas	(5)	(3)	(2)	(10)	2	(12)
64	Coal	(1)	14	(15)	(7)	11	(18)
65	Emission allowances	1	(2)	3	(7)	(6)	(1)
66	Other	-	-	-	-	-	-
67	Total Gross Margin	$ 40	$ 107	$ (67)	$ 250	$ [illegible]	$ 24

Pinnacle West
Managing Growth with Financial Strength



Capital Expenditures
$ Millions
1,200
900
600
300
0
2001
2002
2003
2004
Other
Generation Expansion
Existing Generation
Delivery



Consolidated Debt Ratio*
$ Millions
2004 Target of ≤ 55%
60%
50%
40%
30%
2000
2001
2004

* Includes Palo Verde sale/leaseback

Pinnacle West versus Industry Cash Flow Per Share


$ per Share
10.00
8.00
6.00
4.00
2.00
0.00
7.39
4.75
7.69
4.92
8.11
5.04
8.64
5.42
8.89
5.46
1997
1998
1999
2000
2001
Pinnacle West
S&P Electric Utility Average

Pinnacle West Financial Focus

- Manage business strategies for superior shareholder value creation
- Continue superior combined earnings and dividend growth
- Maintain balance sheet strength